Exhibit 10.2



                               SECURITY AGREEMENT
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     THIS  SECURITY AGREEMENT (the "SECURITY AGREEMENT") is dated as of the 19th
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day  of  October,  2006  by and among Texhoma Energy, Inc., a Nevada Corporation
(the  "DEBTOR")  and  Frank  Jacobs  and  Jacobs  Oil  & Gas, Ltd. (the "SECURED
       -------                                                           -------
PARTY").
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                               W I T N E S S E T H
                               - - - - - - - - - -

     WHEREAS, the Debtor owes certain monies to the Secured Party in connection with loans made and monies advanced to the Debtor, which are evidenced by the Promissory Note, which this Security Agreement is attached to as Exhibit B (the
                                                                  ---------
"NOTE"),  which  Note  may  be  supplemented  and increased from time to time as
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provided  in  the  Note;  and

     WHEREAS, Debtor has agreed, pursuant to the terms and conditions of the Note, to secure the repayment of the Note by granting the Secured Party a security interest in certain property of the Debtor as more specifically provided herein;

     NOW, THEREFORE, in consideration of the foregoing, Debtor and the Secured Party agree as follows:

SECTION  1.     GRANT  OF  SECURITY  INTEREST.
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     In  order  to  secure the payment and performance of the Note in accordance with the terms thereof, except as otherwise specifically provided in this Security Agreement, the Debtor hereby grants to the Secured Party, a continuing first priority security interest and lien in and to all right, title and interest of Debtor to 276,000 shares of Morgan Creek Energy Corp., which shares are held or will be held by the Debtor subsequent to the parties entry into this Security Agreement (the "SHARES"), which Shares the Debtor agrees will be
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assigned to the Secured Party promptly after the later of (a) the receipt of the shares  by  the  Secured  Party;  and (b) the parties entry into this agreement.

     So long as no Event of Default has occurred and is continuing under the Note, the Secured Party shall hold the Shares for the benefit of the Debtor, however such shares shall for all purposes be treated as being owned by the Debtor, which Debtor shall have the right to vote such shares, but not to transfer, sell, pledge or otherwise encumber the Shares, until such time as (a) the Note has been repaid in full, or (b) an Event of Default has occurred under the Note.

     In the event the Note has been repaid in full, the Shares shall be reassigned by the Secured Party to the Debtor and all right, title and benefit of the shares shall revert back to the Debtor and the Secured Party shall retain no interest in the Shares. In the event an Event of Default has occurred under the Note, the Shares shall become the property of the Secured Party without any further action on the part of the Secured Party, provided however that the Secured Party shall obtain all its rights and remedies against the Secured Party in relation to any outstanding amount of the Note, which is not sufficiently discharged by the receipt and ownership of the Shares, in the reasonable opinion of the Debtor.

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SECTION  2.  MISCELLANEOUS.
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     (a)  Assignment.  All  of  the  terms,  provisions  and  conditions of this
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          Agreement  shall be binding upon and shall inure to the benefit of and be enforceable by the Parties hereto and their respective successors and permitted assigns.

     (b)  Applicable  Law.  This  Agreement  shall  be  construed  in accordance
          ---------------
          with and governed by the laws of the State of Texas, excluding any provision of this Agreement which would require the use of the laws of any other jurisdiction.

     (c)  Entire  Agreement,  Amendments  and  Waivers.  This  Agreement
          --------------------------------------------
          constitutes the entire agreement of the Parties hereto and expressly supersedes all prior and contemporaneous understandings and commitments, whether written or oral, with respect to the subject matter hereof. No variations, modifications, changes or extensions of this Agreement or any other terms hereof shall be binding upon any Party hereto unless set forth in a document duly executed by such Party or an authorized agent or such Party.

     (d)  Waiver.  No  failure  on  the  part  of  any  Party  to  enforce  any
          ------
          provisions of this Agreement will act as a waiver of the right to enforce that provision.

     (e)  Section  Headings.  Section  headings  are  for  convenience  only and
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          shall  not  define  or  limit  the  provisions  of  this  Agreement.

     (f)  Effect  of  Facsimile  and  Photocopied  Signatures.  This  Agreement
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          may be executed in several counterparts, each of which is an original.
          It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts. A copy of this Agreement signed by one Party and faxed to another Party shall be deemed to have been executed and delivered by the signing Party as though an original. A photocopy of this Agreement shall be effective as an original for all purposes.




     [Remainder of page left intentionally blank.  Signature page follows.]

     This Agreement has been executed by the Parties on the date first written above, with an Effective Date as provided above.


TEXHOMA ENERGY, INC.



/s/ Max Maxwell                     /s/ Meredith Maxwell
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Max Maxwell                         Meredith Maxwell
President & CEO                     Legal Administrator
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FRANK JACOBS & JACOBS OIL & GAS, LTD.


/s/ Frank Jacobs                    /s/ Meredith Maxwell
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Frank Jacobs                        Meredith Maxwell
President                           Witness
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